PULASKI FINANCIAL REPORTS RECORD
EARNINGS FOR FISCAL YEAR 2015

Full Year Highlights

•	Diluted EPS of $1.17 in fiscal 2015 versus $0.88 last year

•	Return on average assets was 1.01% in 2015 compared with 0.87% in 2014

•	Return on average common equity for 2015 at 12.09% versus 9.80% in 2014

•	Book value per common share grew to $10.19 at year-end 2015 from $9.31 last year end

•	Mortgage revenues up 152% from prior year on increases in loans originated for home purchase and refinancing activity combined with an improvement in the net profit margin

•	Net interest income increased 5% over prior year as the result of substantial growth in average loan balances partially offset by a decline in the net interest margin

•	Non-interest expense up 15% due in large part to increases in compensation expense and occupancy and data processing expense related to the Company’s mortgage banking activities

•	Loan portfolio balance at September 30, 2015 up 7% from same time last year on increases in commercial and residential loans

•	Deposits increased 11% from September 30, 2014 on substantial growth in retail, commercial and municipal and public entity deposits

•	Decrease of 31% in the balance of non-performing assets dropped the ratio of non-performing assets to total assets to 1.49% at September 30, 2015

•	For the full year, the Company received $2.0 million from an insurance settlement related to a fraud perpetrated against the Company by one of its commercial loan customers in a prior year

Linked-Quarter Highlights

•	Diluted EPS of $0.29 in September 2015 quarter versus $0.36 in June 2015 quarter

•	Annualized return on average assets was 0.98% in September 2015 quarter compared with 1.22% in June 2015 quarter

•	Annualized return on average common equity for September 2015 quarter at 11.79% versus 14.46% in June 2015 quarter

•	Higher returns in the June 2015 quarter primarily related to the receipt of $1.3 million representing the final insurance settlement for the customer loan fraud

•	Loan portfolio increased $13.8 million, or 1%

•	Deposits decreased $20.0 million, or 2% from June 30, 2015 as growth in commercial and retail deposits was more than offset by decreases in brokered deposits and municipal and public entity deposits

•	Level of non-performing assets decreased 8%

ST. LOUIS, October 27, 2015 —Pulaski Financial Corp. (Nasdaq Global Select: PULB, the “Company”) reported net income available to common shareholders for the fiscal year ended September 30, 2015 of $14.1 million, or $1.17 per diluted common share compared with $10.2 million, or $0.88 per diluted common share, reported for fiscal 2014.  For the quarter ended September 30, 2015, the Company reported net income available to common shareholders of $3.6 million, or $0.29 per diluted common share, compared with $4.4 million, or $0.36 per diluted common share, for the linked quarter ended June 30, 2015 and net income of $3.3 million, or $0.27 per diluted common share, for the quarter ended September 30, 2014.

Earnings for the year represent a historical high for the Company and were fueled by strong operating revenues combined with low credit costs.  The Company saw a 152% increase in mortgage revenues over last year, as the demand for loans to finance home purchases remained strong.  The Company saw a 42% increase in loans to finance home purchases compared with last year, representing the highest purchase money mortgage volume in over five years.  In addition, low market interest rates continued to fuel strong customer demand for loans to refinance existing mortgages.

Net interest income for the year was up 5% from fiscal 2014 as the Company benefited from substantial growth in portfolio loans and residential mortgage loans held for sale.  This growth more than offset a decline in the net interest margin that resulted primarily from market driven declines in loan rates.  The total balance of portfolio loans increased 7% from September 30, 2014 as the result of an increase in commercial loans and residential real estate loans.

The Company continued to be successful in raising deposits while carefully managing the total cost of deposits.  Total deposits increased 11% during the year, while the weighted average period-end cost of total deposits increased to 0.39% at September 30, 2015 from 0.29% at September 30, 2014.

Also increasing non-interest income during the year ended September 30, 2015 were payments received by the Company under its fidelity bond, which were related to an elaborate fraud perpetrated against the Company by one of its commercial loan customers in a prior year. The Company received $688,000 and $1.3 million from its insurance carrier during the quarters ended December 31, 2014 and June 30, 2015, respectively.  The payments were equivalent to $0.11 per average diluted share after tax and represented the Company’s final settlement with its insurance carrier.

Gary Douglass, President and Chief Executive Officer, commented, “We are very pleased with both our fourth fiscal quarter and our record year of net income and earnings per share.  While we do not expect to replicate the outstanding earnings growth performance of fiscal 2015 (21% excluding the insurance recovery), our goal is to deliver a modest level of earnings growth in fiscal 2016.”

Conference Call Tomorrow

Pulaski Financial’s management will discuss fiscal 2015 results and other developments tomorrow, October 28, 2015, during a conference call beginning at 11 a.m. EST (10 a.m. CST).  The call will also be simultaneously webcast and archived for three months at:  http://www.pulaskibank.com/our-story/shareholder-relations/.  Participants in the conference call may dial 877-473-3757, conference ID 67756700, a few minutes before the start time. The call will also be available for replay for three months at 855-859-2056 or 404-537-3406, conference ID 67756700.

About Pulaski Financial

Pulaski Financial Corp., operating in its 93rd year through its subsidiary, Pulaski Bank, N.A., offers a full line of quality retail and commercial banking products through 13 full-service branch offices in the St. Louis metropolitan area.  The Bank also offers mortgage loan products through loan production offices in the St. Louis, Kansas City, Chicago, and Omaha-Council Bluffs metropolitan areas, mid-Missouri, southwestern Missouri, eastern Kansas, and Lincoln, Nebraska. The Company’s website can be accessed at www.pulaskibank.com.

This news release may contain forward-looking statements about Pulaski Financial Corp., which the Company intends to be covered under the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of the Company. These statements often include the words "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions. You are cautioned that forward-looking statements involve uncertainties, and important factors could cause actual results to differ materially from those anticipated, including changes in general business and economic conditions, changes in interest rates, legal and regulatory developments, increased competition from both banks and non-banks, changes in customer behavior and preferences,  and effects of critical accounting policies and judgments. For discussion of these and other risks that may cause actual results to differ from expectations, refer to our Annual Report on Form 10-K for the year ended September 30, 2014 on file with the SEC, including the sections entitled "Risk Factors."  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

PULASKI FINANCIAL CORP.
CONDENSED STATEMENTS OF INCOME
(Unaudited)

	(Dollars in thousands except per share data)

	Three Months Ended
	September 30,	June 30,	September 30,
	2015	2015	2014
Interest income	$12,933	$12,837	$12,397
Interest expense	1,476	1,428	1,314

Net interest income	11,457	11,409	11,083
Provision for loan losses	500	1,000	310

Net interest income after provision for loan losses	10,957	10,409	10,773

Mortgage revenues	3,103	3,106	1,134
Retail banking fees	1,094	1,078	1,119
SBA loan sale revenues	14	97	72
Proceeds from insurance settlement	-	1,325	-
Other	305	444	295
Total non-interest income	4,516	6,050	2,620

Salaries and employee benefits	5,682	5,233	4,297
Occupancy, equipment and data processing expense	3,221	3,008	2,694
Advertising	182	162	164
Professional services	441	486	436
FDIC deposit insurance premium expense	229	265	289
Real estate foreclosure (recoveries) losses and expenses, net	29	85	(28)
Other	556	613	586
Total non-interest expense	10,340	9,852	8,438

Income before income taxes	5,133	6,607	4,955
Income tax expense	1,581	2,254	1,532
Net income after tax	3,552	4,353	3,423
Preferred stock dividends and premium paid on repurchases	-	-	(127)
Earnings available to common shares	$3,552	$4,353	$3,296

Annualized Performance Ratios
Return on average assets	0.98%	1.22%	1.03%
Return on average common equity	11.79%	14.46%	11.68%
Interest rate spread	3.27%	3.34%	3.46%
Net interest margin	3.38%	3.43%	3.56%

SHARE DATA
Weighted average common shares outstanding - basic	11,883,373	11,896,781	11,671,891
Weighted average common shares outstanding - diluted	12,065,763	12,081,029	12,095,294
Basic earnings per common share	$0.30	$0.37	$0.28
Diluted earnings per common share	$0.29	$0.36	$0.27
Dividends per common share	$0.095	$0.095	$0.095

PULASKI FINANCIAL CORP.
CONDENSED STATEMENTS OF INCOME, Continued
(Unaudited)

	(Dollars in thousands except per share data)

	Twelve Months Ended September 30,
	2015	2014
Interest income	$50,031	$47,427
Interest expense	5,653	5,230

Net interest income	44,378	42,197
Provision for loan losses	2,000	1,210

Net interest income after provision for loan losses	42,378	40,987

Mortgage revenues	9,873	3,918
Retail banking fees	4,256	4,252
SBA loan sale revenues	404	72
Proceeds from insurance settlement	2,013	-
Other	1,397	1,300
Total non-interest income	17,943	9,542

Salaries and employee benefits	21,386	17,714
Occupancy, equipment and data processing expense	12,020	10,816
Advertising	709	637
Professional services	1,846	2,269
FDIC deposit insurance premiums	1,004	1,091
Real estate foreclosure (recoveries) losses and expenses, net	32	(324)
Other	2,249	2,060
Total non-interest expense	39,246	34,263

Income before income taxes	21,075	16,266
Income tax expense	6,948	5,233
Net income after tax	14,127	11,033
Preferred stock dividends and premium paid on repurchases	-	(810)
Earnings available to common shares	$14,127	$10,223

Annualized Performance Ratios
Return on average assets	1.01%	0.87%
Return on average common equity	12.09%	9.80%
Interest rate spread	3.30%	3.44%
Net interest margin	3.40%	3.54%

SHARE DATA
Weighted average shares outstanding - basic	11,825,104	11,154,695
Weighted average shares outstanding - diluted	12,064,356	11,570,033
Basic earnings per common share	$1.19	$0.92
Diluted earnings per common share	$1.17	$0.88
Dividends per common share	$0.38	$0.38

PULASKI FINANCIAL CORP.
SELECTED BALANCE SHEET DATA
(Unaudited)

	(Dollars in thousands)

	September 30,	June 30,	September 30,
	2015	2015	2014
Total assets	$1,521,694	$1,560,886	$1,380,096
Loans receivable, net	1,188,369	1,174,557	1,110,861
Allowance for loan losses	15,799	16,144	15,978
Mortgage loans held for sale, net	112,651	152,546	58,139
Investment securities	47,528	42,817	41,431
Capital stock of Federal Home Loan Bank/Federal Reserve Bank	11,156	9,831	8,268
Cash and cash equivalents	79,784	96,592	81,549
Deposits	1,137,805	1,157,731	1,021,653
Borrowed money	219,854	242,623	210,940
Subordinated debentures	19,589	19,589	19,589
Stockholders' equity - common	121,498	119,031	112,116
Total book value per common share	$10.19	$9.94	$9.31
Tangible book value per common share (1)	$9.86	$9.61	$8.99
Tangible common equity to total assets	7.75%	7.39%	7.86%
Regulatory capital ratios - Pulaski Bank only: (2)
Tier 1 leverage capital (to average assets)	9.83%	9.83%	9.70%
Total risk-based capital (to risk-weighted assets)	12.41%	12.20%	13.46%

(1) Tangible book value per common share represents total common stockholders' equity less goodwill divided by common shares outstanding.
(2) September 30, 2015 regulatory capital ratios are estimated.

LOANS RECEIVABLE
	September 30,	June 30,	September 30,
	2015	2015	2014
Single-family residential:
First mortgage	$318,268	$303,511	$273,370
Second mortgage	41,822	43,701	39,555
Home equity lines of credit	70,530	76,081	90,179
Total single-family residential real estate	430,620	423,293	403,104
Commercial:
Commercial and multi-family real estate:
Owner occupied	147,655	139,903	134,609
Non-owner occupied	253,216	261,940	261,948
Land acquisition and development	32,584	33,234	37,052
Real estate construction and development	79,390	72,234	46,777
Commercial and industrial	258,229	255,239	235,297
Total commercial	771,074	762,550	715,683
Consumer and installment	1,651	1,736	4,024
	1,203,345	1,187,579	1,122,811
Add (less):
Deferred loan costs	5,243	4,928	4,669
Loans in process	(4,420)	(1,806)	(641)
Allowance for loan losses	(15,799)	(16,144)	(15,978)
Total	$1,188,369	$1,174,557	$1,110,861

Weighted average rate at end of period	3.97%	4.00%	4.11%

DEPOSITS
	September 30, 2015		June 30, 2015		September 30, 2014
		Weighted		Weighted		Weighted
		Average		Average		Average
		Interest		Interest		Interest
	Balance	Rate	Balance	Rate	Balance	Rate
Demand deposits:	(Dollars in thousands)
Non-interest bearing checking	$203,551	0.00%	$198,868	0.00%	$189,642	0.00%
Interest-bearing checking	225,967	0.11%	224,527	0.12%	222,156	0.10%
Savings accounts	43,938	0.12%	43,015	0.12%	43,640	0.13%
Money market	228,679	0.31%	244,716	0.30%	203,974	0.29%
Total demand deposits	702,135	0.14%	711,126	0.15%	659,412	0.13%

Certificates of Deposit:
Traditional	323,593	0.88%	315,471	0.82%	273,349	0.66%
CDARS	82,106	0.50%	91,149	0.44%	44,794	0.31%
Brokered	29,971	0.59%	39,985	0.41%	44,098	0.39%
Total certificates of deposit	435,670	0.79%	446,605	0.70%	362,241	0.59%
Total deposits	$1,137,805	0.39%	$1,157,731	0.36%	$1,021,653	0.29%

PULASKI FINANCIAL CORP.
RESIDENTIAL MORTGAGE LOAN ACTIVITY
(Unaudited)

RESIDENTIAL MORTGAGE LOANS ORIGINATED FOR SALE

	Twelve Months Ended			Twelve Months Ended
	September 30, 2015			September 30, 2014
	Mortgage	Home		Mortgage	Home
	Refinancings	Purchases	Total	Refinancings	Purchases	Total
	(In thousands)
First quarter	$94,694	$167,472	$262,166	$29,996	$136,423	$166,419
Second quarter	209,458	153,486	362,944	24,376	98,065	122,441
Third quarter	161,475	277,467	438,942	28,212	186,716	214,928
Fourth quarter	124,604	277,831	402,435	37,657	197,096	234,753
	$590,231	$876,256	$1,466,487	$120,241	$618,300	$738,541

RESIDENTIAL MORTGAGE LOANS SOLD TO INVESTORS
	Twelve Months Ended			Twelve Months Ended
	September 30, 2015			September 30, 2014
			Net			Net
	Loans	Mortgage	Profit	Loans	Mortgage	Profit
	Sold	Revenues	Margin	Sold	Revenues	Margin
	(Dollars in thousands)
First quarter	$229,565	$1,474	0.64%	$179,919	$1,033	0.57%
Second quarter	337,890	2,189	0.65%	136,231	507	0.37%
Third quarter	387,113	3,107	0.80%	188,431	1,245	0.66%
Fourth quarter	433,467	3,103	0.72%	237,043	1,133	0.48%
	$1,388,035	$9,873	0.71%	$741,624	$3,918	0.53%

PULASKI FINANCIAL CORP.
NONPERFORMING ASSETS
(Unaudited)

		(In thousands)

	September 30,	June 30,	September 30,
	2015	2015	2014
Non-accrual loans:
Single-family residential real estate:
First mortgage	$2,821	$2,234	$4,026
Second mortgage	651	623	354
Home equity lines of credit	1,533	1,373	1,479
	5,005	4,230	5,859
Commercial:
Commercial and multi-family real estate	230	374	457
Land acquisition and development	-	-	3,734
Commercial and industrial	304	309	348
Total commercial	534	683	4,539
Total non-accrual loans	5,539	4,913	10,398

Non-Accrual Troubled debt restructurings: (1)
Current under the restructured terms:
Single-family residential real estate:
First mortgage	4,697	6,288	4,668
Second mortgage	777	806	1,126
Home equity lines of credit	763	986	741
Total single-family residential real estate	6,237	8,080	6,535
Commercial:
Commercial and multi-family real estate	3,211	3,287	3,335
Real estate construction and development	-	13	-
Commercial and industrial	321	339	1,102
Total commercial	3,532	3,639	4,437
Consumer and installment	-	2	13
Total current troubled debt restructurings	9,769	11,721	10,985
Past due under restructured terms:
Single-family residential real estate:
First mortgage	1,879	1,286	3,477
Second mortgage	167	163	483
Home equity lines of credit	208	102	395
Total single-family residential real estate	2,254	1,551	4,355
Commercial:
Commercial and multi-family real estate	-	358	669
Land acquisition and development	-	-	38
Real estate construction and development	12	-	39
Commercial and industrial	-	-	488
Total commercial	12	358	1,234
Total past due troubled debt restructurings	2,266	1,909	5,589
Total non-accrual troubled debt restructurings	12,035	13,630	16,574
Total non-performing loans	17,574	18,543	26,972
Real estate acquired in settlement of loans:
Residential real estate	744	1,162	2,631
Commercial real estate	4,407	5,063	3,171
Total real estate acquired in settlement of loans	5,151	6,225	5,802
Total non-performing assets	$22,725	$24,768	$32,774

(1) Troubled debt restructured includes non-accrual loans totaling $12.0 million, $13.6 million and $16.6 million at September 30, 2015, June 30, 2015
September 30, 2014, respectively. These totals are not included in non-accrual loans above.

PULASKI FINANCIAL CORP.
ALLOWANCE FOR LOAN LOSSES AND ASSET QUALITY RATIOS
(Unaudited)

	(Dollars in thousands)

ALLOWANCE FOR LOAN LOSSES
	Three Months		Twelve Months
	Ended September 30,		Ended September 30,
	2015	2014	2015	2014
Allowance for loan losses, beginning of period	$16,144	$16,830	$15,978	$18,306
Provision charged to expense	500	310	2,000	1,210
Charge-offs:
Single-family residential real estate:
First mortgage	249	271	806	1,772
Second mortgage	118	119	398	618
Home equity	244	328	1,096	1,577
Total single-family residential real estate	611	718	2,300	3,967
Commercial:
Commercial and multi-family real estate	359	31	359	15
Land acquisition and development	-	859	-	1,883
Commercial and industrial	3	-	61	1
Total commercial	362	890	420	1,899
Consumer and installment	78	47	227	128
Total charge-offs	1,051	1,655	2,947	5,994
Recoveries:
Single-family residential real estate:
First mortgage	63	5	158	396
Second mortgage	50	15	189	92
Home equity	78	86	247	323
Total single-family residential real estate	191	106	594	811
Commercial:
Commercial and multi-family real estate	2	2	92	765
Land acquisition and development	-	-	8	1
Real estate construction and development	-	-	4	-
Commercial and industrial	7	377	43	848
Total commercial	9	379	147	1,614
Consumer and installment	6	8	27	31
Total recoveries	206	493	768	2,456
Net charge-offs	845	1,162	2,179	3,538
Balance, end of period	$15,799	$15,978	$15,799	$15,978

ASSET QUALITY RATIOS
	September 30,	June 30,	September 30,
	2015	2015	2014
Non-performing loans as a percent of total loans	1.46%	1.56%	2.40%
Non-performing loans excluding current troubled debt
restructurings as a percent of total loans	0.65%	0.57%	1.42%
Non-performing assets as a percent of total assets	1.49%	1.59%	2.37%
Non-performing assets excluding current troubled debt
restructurings as a percent of total assets	0.85%	0.84%	1.58%
Allowance for loan losses as a percent of total loans	1.31%	1.36%	1.42%
Allowance for loan losses as a percent
of non-performing loans	89.90%	87.06%	59.24%
Allowance for loan losses as a percent of
non-performing loans excluding current troubled debt
restructurings and related allowance for loan losses	197.40%	228.81%	97.06%

PULASKI FINANCIAL CORP.
AVERAGE BALANCE SHEETS
(Unaudited)

	(Dollars in thousands)

	Three Months Ended
	September 30, 2015			September 30, 2014
		Interest	Average		Interest	Average
	Average	and	Yield/	Average	and	Yield/
Interest-earning assets:	Balance	Dividends	Cost	Balance	Dividends	Cost
Loans receivable	$1,176,764	$11,623	3.95%	$1,117,601	$11,509	4.12%
Mortgage loans held for sale	115,358	1,169	4.05%	72,628	776	4.27%
Other interest-earning assets	65,594	141	0.86%	56,251	112	0.80%
Total interest-earning assets	1,357,716	12,933	3.81%	1,246,480	12,397	3.98%
Non-interest-earning assets	88,061			86,304
Total assets	$1,445,777			$1,332,784

Interest-bearing liabilities:
Deposits	$957,552	$1,166	0.49%	$822,486	$820	0.40%
Borrowed money	142,488	310	0.87%	193,443	494	1.02%
Total interest-bearing liabilities	1,100,040	1,476	0.54%	1,015,929	1,314	0.52%
Non-interest-bearing deposits	204,817			188,000
Non-interest-bearing liabilities	17,884			13,828
Stockholders' equity	123,036			115,027
Total liabilities and stockholders' equity	$1,445,777			$1,332,784
Net interest income		$11,457			$11,083
Interest rate spread			3.27%			3.46%
Net interest margin			3.38%			3.56%

		(Dollars in thousands)

	Twelve Months Ended
	September 30, 2015			September 30, 2014
		Interest	Average		Interest	Average
	Average	and	Yield/	Average	and	Yield/
Interest-earning assets:	Balance	Dividends	Cost	Balance	Dividends	Cost
Loans receivable	$1,144,864	$45,799	4.00%	$1,053,709	$44,822	4.25%
Mortgage loans held for sale	95,638	3,777	3.95%	51,838	2,195	4.23%
Other interest-earning assets	65,532	455	0.69%	85,832	410	0.48%
Total interest-earning assets	1,306,034	50,031	3.83%	1,191,379	47,427	3.98%
Non-interest-earning assets	88,452			83,341
Total assets	$1,394,486			$1,274,720

Interest-bearing liabilities:
Deposits	$920,649	$4,168	0.45%	$840,398	$3,514	0.42%
Borrowed money	143,546	1,485	1.03%	127,529	1,716	1.35%
Total interest-bearing liabilities	1,064,195	5,653	0.53%	967,927	5,230	0.54%
Non-interest-bearing deposits	195,959			180,896
Non-interest-bearing liabilities	15,265			12,410
Stockholders' equity	119,067			113,487
Total liabilities and stockholders' equity	$1,394,486			$1,274,720
Net interest income		$44,378			$42,197
Interest rate spread			3.30%			3.44%
Net interest margin			3.40%			3.54%

For Additional Information Contact:
Paul Milano
Chief Financial Officer
Pulaski Financial Corp.
(314) 878-2210